Exhibit 10.6

FIFTH AMENDMENT TO LINE OF CREDIT PROMISSORY NOTE

THIS FIFTH AMENDMENT TO LINE OF CREDIT PROMISSORY NOTE (this "Agreement"), dated as of July 1  , 2008, is between and among ATRION CORPORATION, a Delaware corporation, ATRION MEDICAL PRODUCTS, INC., an Alabama corporation, HALKEY-ROBERTS CORPORATION, a Florida corporation,  QUEST MEDICAL, INC., a Texas corporation, ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company, and ATRION LEASING COMPANY, LLC, an Alabama limited liability company (collectively, the "Borrowers") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender'").

R E C I T A L S:

A.           Lender has heretofore established a Credit Facility for the Borrowers' benefit in the maximum principal sum of Twenty-Five Million Dollars ($25,000,000), which is evidenced and secured by the following:

•
Loan and Security Agreement dated November 12, 1999, as amended by Amendment to Loan and Security Agreement dated as of December 26, 2001, by  Second Amendment to Loan and Security Agreement dated November 7, 2003, and by Third Amendment to Loan and Security Agreement dated September 1, 2005 (as amended, the "Loan Agreement"); and

•
Line of Credit Promissory Note dated November 12, 1999 in the original stated principal amount of $18,500,000, as amended by Note Extension Agreement dated August 31, 2001, by Second Amendment to Line of Credit Promissory Note dated December 26, 2001 (which such Second Amendment, among other things, increased the principal balance of the Line of Credit Note to $25,000,000), by Third Amendment to Line of Credit Promissory Note dated November 7, 2003, and by Fourth Amendment to Line of Credit Promissory Note dated September 1, 2005 (as amended, the "Line of Credit Note"), evidencing the Line of Credit Loan portion of the Credit Facility.

B.           The Credit Facility terminates on the Termination Date of November 12, 2009, and the outstanding principal balance of all Advances, together with accrued and unpaid interest thereon, is due and payable in full on the Termination Date of November 12, 2009.

C.           Borrowers have requested that the Termination Date be extended until November 12, 2012 and Lender has so agreed.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Defined Terms.  Capitalized terms used in this Agreement without definition shall have the meanings ascribed to them in the Line of Credit Note or the Loan Agreement.

Termination Date Extended.  The Line of Credit Note is hereby modified and amended to extend the Termination Date from November 12, 2009 until November 12, 2012 by deleting in its entirety the Defined Term "Termination Date" as the same appears in Section 1 of the Line of Credit Note, and by inserting in lieu thereof the following:

"Termination Date" means November 12, 2012, or such earlier date on which the obligations of the Lender to make Advances hereunder are terminated pursuant to the terms of this Note or such subsequent date or dates to which the availability of Advances hereunder is extended pursuant to the express terms of this Agreement.

Governing Law.  The Line of Credit Note is hereby further modified and amended to provide that the same (as modified hereby) shall be governed by, and construed in accordance with, the laws of the State of Texas.

Amendment to Loan Agreement. Contemporaneously herewith, Borrowers and Lender have entered into that certain Fourth Amendment to Loan and Security Agreement pursuant to which the Termination Date set forth in the Loan Agreement has been extended to November 12, 2012, and the Pricing Matrix has been further revised to reflect a reduced Unused Line Fee as described therein.  All references in the Line of Credit Note to the "Loan Agreement" shall henceforth refer to the Loan Agreement, as amended by the Fourth Amendment to Loan Agreement and Security Agreement.

Confirmation of Obligations.  Except as herein modified, the Line of Credit Note shall remain in full force and effect and the Line of Credit Note is hereby ratified and affirmed in all respects.

No Novation and No Release of Collateral. The execution and delivery of this Agreement shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Line of Credit Note; rather, this Agreement is strictly amendatory in nature.  The execution, delivery, and performance of this Agreement shall not operate to release any Collateral securing the Line of Credit Note nor modify or otherwise affect the lien and security interest held by Lender in and to such Collateral.

Counterparts. This Agreement may be executed in multiple counterparts and using multiple signature pages and shall be binding and enforceable at such time as each party has executed a counterpart of this Agreement.  The signature of any party to a counterpart of this Agreement shall bind such party to the same extent as if all parties executed a single original hereof.

Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

Integration.  Borrowers acknowledge and agree that no promises, agreements, understandings, or commitments of any nature whatsoever have been made by or on behalf of Lender in respect to the Credit Facility and the Line of Credit Note, except as set forth herein.  Specifically, Borrowers acknowledge and agree that Lender has made no agreement, and is in no way obligated, to grant any extension, indulgence, forbearance, or consent with respect to the Credit Facility or the Line of Credit Note or any matter relating to the Credit Facility or the Line of Credit Note, except as specifically set forth herein.

Severability.  If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Waiver of Jury Trial. BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATED TO LOAN OBLIGATION, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND BORROWERS WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, AND ANY OTHER LOAN DOCUMENT, OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OF THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  BORROWERS ACKNOWLEDGE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWERS AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[Signatures on Following Pages]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

BORROWERS:

ATRION CORPORATION, a Delaware corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION MEDICAL PRODUCTS, INC.,
an Alabama corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

HALKEY-ROBERTS CORPORATION, a Florida corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

QUEST MEDICAL, INC., a Texas corporation

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION LEASING COMPANY, LLC, an Alabama limited liability company

By: /s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By: /s/ Clint Bryant
Clint Bryant
Senior Vice President